UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 April 12, 2002

                           Date of Filing of Form 8-K

                                 April 10, 2002
                                 --------------
                Date of Report (Date of earliest event reported)

                            nSTOR TECHNOLOGIES, INC.
                            ------------------------
             (Exact Name of Registrant as Specified in its Charter)

           DELAWARE                    000-08354                95-2094565
           --------                    ---------                -----------
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
        incorporation)                                      Identification No.)


                              100 CENTURY BOULEVARD
                         WEST PALM BEACH, FLORIDA 33417
                    (Address of principal executive offices)

                                 (561) 640-3105
                                 --------------
              (Registrant's telephone number, including area code)

                                       N/A
                           ---------------------------
          (Former name or former address, if changed since last report)

Item 2.   Disposition of Assets

        On April 10, 2002, the Registrant completed the sale of 377,914 marketable securities of an unaffiliated third party which stock was acquired by the Registrant pursuant to the transaction with Halco Investments, L.C. previously reported on a Current Report on Form 8-K filed by the Registrant on November 28, 2001. The securities were sold in private transactions. Of the 377,914 securites sold, 195,000 were sold to Hilcoast Development Corp., a Delaware corporation ("Hilcoast") controlled by H. Irwin Levy, the Vice-Chairman of the Registrant's Board of Directors and its Chief Executive Officer, during the period from February 6, 2002 through April 10, 2002 for an aggregate of $1,445,587 in cash, including $205,587 received pursuant to the buyback provisions described below. The price received in the sale to Hilcoast was negotiated between the Registrant and Hilcoast. The remaining 182,914 securities were sold to Maurice Halperin, the Chairman of the Registrant's Board of Directors, principally on March 20, 2002, for an aggregate of $1,278,298 in cash based on the approximate quoted market price on the dates of sale.

        In connection with the Registrant's sale of the securities to Hilcoast, Hilcoast granted the Registrant four-month options to repurchase all or a portion of the 195,000 securities sold to Hilcoast at a purchase price equal to the aggregate price Hilcoast paid for the securities ($1,240,000) plus 10% per annum. On April 10, 2002, the Registrant received an additional $205,587 in cash upon exercise of its buyback option and the simultaneous sale of the 195,000 securities in a private transaction to an unaffiliated third party.

        As of the date hereof, the Registrant has sold all of the marketable securities acquired by it in the Halco transaction.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        (c)    Exhibits.

    Exhibit No.          Description

   10.1                Form of Agreement between the Registrant and Hilcoast
                       Development Corp.

   99.1 Press Release dated April 9, 2002 relating to the sale of securities to Maurice Halperin

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          nSTOR TECHNOLOGIES, INC.

                                          By: /s/ Jack Jaiven
                                          ---------------------------------
                                          Name:  Jack Jaiven
                                          Title: Vice President and Treasurer

Date:  April 10, 2002